Future Minimum Time Charter Revenue	12 Months Ended
Dec. 31, 2018
Future Minimum Time Charter Revenue
Future Minimum Time Charters
Future Minimum Time Charter Revenue

The future minimum time charter revenue, net of commissions, based on vessels committed to non-cancellable time charter contracts (including fixture recaps) as of December 31, 2018, is as follows:

December 31,
2019	$89,240
2020	31,151
2021	31,293
2022	19,405
2023	17,805
Thereafter	69,517
Total	$258,411

Revenues from time charters are not generally received when a vessel is off-hire, including time required for normal periodic maintenance.In arriving at the minimum future charter revenues, an estimated off-hire time has been deducted, although such estimate may not be reflective of the actual off-hire in the future.